ADVISOR'S DISCIPLINED TRUST 152
                       STRATEGIC CORE PORTFOLIO, SERIES 6

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 17, 2007

     Notwithstanding anything to the contrary in the prospectus, the stock of American Home Mortgage Investment Corp. is no longer included in the portfolio.

Supplement Dated:  August 1, 2007











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